UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2025

Cohen Circle Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42369	98-1634072
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street
Suite #1703
Philadelphia, Pennsylvania	19104
(Address of Principal Executive Offices)	(Zip Code)

(215) 701-9555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CCIRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCIR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CCIRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The Business Combination Agreement

On March 18, 2025, Cohen Circle Acquisition Corp. I (“SPAC” or the “Company”) entered into a business combination agreement (the “Business Combination Agreement”) by and among (1) the Company, (2) VEON Amsterdam B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law and registered with the Dutch Chamber of Commerce (Kamer van Koophandel) under number 34378904 (the “Seller”), (3) VEON Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under Dutch law and registered with the Dutch Chamber of Commerce (Kamer van Koophandel) under number 34345993 (“VEON Holdings,” and together with all of its direct and indirect Ukrainian Subsidiaries, the “Group Companies”), (4) Kyivstar Group Ltd., an exempted company with limited liability, incorporated and existing under the laws of Bermuda with registration number 202504557, with its registered office at Victoria Place, 31 Victoria Street, Hamilton, HM10, Bermuda, and its principal business address at Index Tower (East Tower), Unit 1703, DIFC (Dubai International Financial Center), United Arab Emirates (“PubCo”), and (5) Varna Merger Sub Corp., an exempted company incorporated with limited liability in the Cayman Islands with registration number 419635 (“Merger Sub,” and, together with VEON Holdings and PubCo, the “Kyivstar Group” and separately, a “Kyivstar Group Company”). Each Kyivstar Group Company, the Seller and SPAC are individually referred to herein as a “Party” and, collectively, as the “Parties.” The Business Combination Agreement has been approved by the boards of directors of each of SPAC, VEON Ltd. (“VEON”), the Seller, VEON Holdings, the sole directors of PubCo and Merger Sub, VEON Ltd., as the sole shareholder of the Seller, the Seller, as the sole shareholder of VEON Holdings and PubCo, and PubCo, as the sole shareholder of Merger Sub.

The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions, and other terms relating to the transactions contemplated by the Business Combination Agreement, are summarized below. Capitalized terms used and not otherwise defined in this Current Report on Form 8-K will have the meanings assigned to them in the Business Combination Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

The Sale and Merger

If the transactions contemplated by the Business Combination Agreement are consummated, (i) pursuant to the Transfer Deed (as defined below), at the Sale Effective Time, the Seller will sell to PubCo all of the issued and outstanding equity of VEON Holdings in exchange for newly issued common shares of PubCo, par value $0.001 per share (the “PubCo Common Shares”) and the Seller Loan Note (as defined below), and, as a result of the Sale, VEON Holdings will become a direct, wholly-owned subsidiary of PubCo (collectively, the “Sale”) and (ii) at the Merger Effective Time, Merger Sub will be merged with and into SPAC upon the terms and subject to the conditions set forth in the Business Combination Agreement, the Plan of Merger and in accordance with the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”) (the “Merger” and together with the Sale and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). As a result of the Merger, the separate corporate existence of Merger Sub will cease and SPAC will continue as the surviving company of the Merger under the Companies Act (SPAC, in its capacity as the surviving company of the Merger, is the “Surviving Company”). Following the Merger, the shares of the Surviving Company will be directly and solely held by PubCo, and the Surviving Company will become a direct wholly owned subsidiary of PubCo.

Seller Sale Consideration

At the Sale Effective Time, by virtue of the Sale and the execution of a Transfer Deed by and between the Seller and PubCo (the “Transfer Deed”), the Seller will sell to PubCo all of the issued and outstanding equity of VEON Holdings in exchange for (i) newly issued PubCo Common Shares, which shall equal the Seller Share Consideration Number (which is defined as the number of the PubCo Common Shares equal to (a) the amount of Closing Equity Value less the Seller Loan Note Consideration Amount, divided by (b) $10.35); provided that the resulting number shall be rounded down to the nearest whole number and (ii) the Seller Loan Note in the amount equal to the Seller Loan Note Consideration Amount (which is defined as the dollar amount equal to the Cash Investment Amount, which in turn is defined as the sum of (a) the PIPE Investments, plus (b) the aggregate amount of cash contained in the Trust Account immediately prior to the Closing (prior to giving effect to the SPAC Shareholder Redemption), less (c) the Aggregate SPAC Shareholder Redemption Payments Amount).

SPAC Shareholders Merger Consideration

Pursuant to the Business Combination Agreement, at the Merger Effective Time, (A) each SPAC Unit that is issued and outstanding immediately prior to the Merger Effective Time, comprised of one of the Company’s Class A ordinary shares, par value $0.0001 per share (each, a “Company Class A Share”) and one-third of one SPAC Public Warrant, shall be automatically detached and the holder thereof shall be deemed to hold one Company Class A Share and one-third of one SPAC Public Warrant (the “Unit Separation”); (B) (i) 2,155,000 SPAC Class B Ordinary Shares held by the Sponsor shall be surrendered by the Sponsor to SPAC and such shares shall be automatically cancelled without any conversion thereof or payment or other consideration therefor (the “Forfeited Sponsor Shares”); and (ii) each SPAC Ordinary Share, that is issued and outstanding immediately prior to the Merger Effective Time, owned by SPAC as a treasury share immediately prior to the Merger Effective Time, shall automatically be cancelled without any conversion thereof or payment or other consideration therefor (the “Cancelled Treasury Shares”); (C)(i) each eligible outstanding share of the Company’s Class B ordinary shares, par value $0.0001 per share (each, a “Company Class B Share”), (excluding the Forfeited Sponsor Shares and the Cancelled Treasury Shares), shall automatically convert into a Company Class A Share and (ii) each Company Class A Share (including the Company Class A Ordinary Shares held as a result of the Unit Separation described above and the Company Class A Shares converted as a result of clause (C)(i) above) shall convert into the right to receive one PubCo common share, par value $0.001 per share (each, a “PubCo Common Share”); and (D) each SPAC Public Warrant outstanding and unexercised immediately prior to the Merger Effective Time, whether or not vested, including the SPAC Public Warrants held as a result of the Unit Separation described in clause (A) above, shall convert into a PubCo Public Warrant to purchase PubCo Common Shares, and each SPAC Placement Warrant will be cancelled for no consideration.

Merger Sub Consideration

Each Merger Sub Ordinary Share, that is issued and outstanding immediately prior to the Merger Effective Time, shall be automatically cancelled in exchange for one validly issued, fully paid and non-assessable Surviving Company Ordinary Share. The Surviving Company Ordinary Shares shall have the same rights, powers and privileges as the shares so converted and shall constitute the only issued and outstanding share capital of the Surviving Company.

Representations, Warranties and Covenants

The Parties to the Business Combination Agreement have made customary representations and warranties (which representations and warranties are being made as of the date of the Business Combination Agreement and as of the Closing Date), including with respect to, among other things: corporate matters; authority and binding effect relative to execution and delivery of the Business Combination Agreement and the Transaction Documents; no conflict; governmental approvals and financial statements, and covenants in the Business Combination Agreement, including, among others, covenants with respect to the operation of the respective businesses of SPAC, the Seller, PubCo, Merger Sub, and the Group Companies prior to Closing of the Merger and the Group Companies’ covenant to deliver to SPAC the PCAOB Audited Financials and use commercially reasonable efforts to obtain the consent of independent auditors to use such statements in the Registration Statement / Proxy Statement (as defined below) and for VEON Holdings and the Seller to repay certain bonds prior to the Closing Date. The Business Combination Agreement also contains additional covenants of the Parties providing for SPAC, the Seller, VEON Holdings, PubCo, and Merger Sub to cooperate in the preparation and filing of the Registration Statement / Proxy Statement.

Governance of PubCo

SPAC and PubCo have agreed to take all necessary actions consistent with applicable laws to cause the board of directors of PubCo as of immediately following the Closing to consist of up to seven directors. SPAC will have the right to nominate one director, and VEON will have the right to nominate up to six directors. Any subsequent PubCo Board will be composed in accordance with and subject to the terms and conditions the Amended and Restated PubCo Governing Documents.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things: (i) approval by SPAC’s shareholders of the Business Combination Agreement, the Merger, and certain other actions related thereto; (ii) the receipt of all Agreed Regulatory Approvals (if any); (ii) completion of the Demerger; (iii) the Registration Statement / Proxy Statement having become effective in accordance with the provisions of the Securities Act and not subject to any stop order or proceeding (or threatened proceeding) by the SEC; (iv) the absence of certain Laws, Orders (including any Sanctions Event) or Proceedings that seek to prohibit, enjoin, restrict, invalidate, or make illegal consummation or performance of the Transactions; (v) the SPAC Cash equaling or exceeding $50,000,000; (vi) the completion of the New Bonds Repayment and the 2027 Bonds Transfer; (vii) the PubCo Common Shares to be issued in connection with the Business Combination Agreement having been approved for listing upon the Closing on the Nasdaq Stock Market LLC (“Nasdaq”) subject to official notice of issuance thereof; and (viii) the absence of any SPAC Material Adverse Effect and Group Material Adverse Effect; (ix) representations of certain Parties being true and correct to specified standards; (x) certain obligations undertaken by certain Parties being complied with in all material respects; (xi) the number of PubCo Common Shares to be issued to the Seller in consideration for the Sale is not less than 80% of the Fully Diluted Share Count; and (xii) delivery by certain Parties of certain Transaction Documents.

The Closing will occur no later than three Business Days following the satisfaction or waiver of all of the closing conditions, or at such other time date and place as SPAC and Seller may mutually agree in writing (such date, the “Closing Date”), provided that such day is not a Friday.

Termination

The Business Combination Agreement may be terminated prior to the consummation of the Merger under certain circumstances including, among others, (i) by mutual written agreement of SPAC and VEON Holdings, (ii) by either SPAC or the Seller if the Closing has not occurred by September 30, 2025 (which may be extended by the Parties in accordance with the Business Combination Agreement including if the F-4 has not yet been declared effective by the U.S. Securities and Exchange Commission (“SEC”), the “Outside Date”), (iii) by either SPAC or the Seller if SPAC has not obtained the SPAC Shareholder Approval, (iv) by either SPAC or the Seller if a Governmental Entity shall have issued an Order, promulgated or enforced a Law or taken any other action, other than imposing any Sanctions, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting any of the Transactions, including the Merger, which Order, Law or other action is final and nonappealable, subject to a 60-day cooling off period, (v) by SPAC, if the Kyivstar Group fails to deliver the PCAOB Audited Financials for the year ended December 31, 2024, on or before June 30, 2025, (vi) by SPAC, if a Sanctions Event occurs in respect of the Seller or a Group Company and either such Sanctions Event is not resolved by the Outside Date or SPAC determines in good faith on the advice of outside legal counsel that the failure to terminate prior to the Outside Date would or would reasonably be expected to result in any of SPAC, the Sponsor or their respective directors or officers being subject to any monetary or criminal liability applicable Law in connection with such Sanctions Event, (vii) by the Seller, if a Sanctions Event occurs in respect of SPAC and either such Sanctions Event is not resolved by the Outside Date or the Seller determines in good faith on the advice of outside legal counsel that the failure to terminate prior to the Outside Date would or would reasonably be expected to result in any of the Seller or a Group Company or their respective directors or officers being subject to any monetary or criminal liability under applicable Law in connection with such Sanctions Event, (viii) by the Seller, if the board of directors of SPAC shall have publicly withdrawn, modified or changed, in any manner that is adverse to the other Parties, its approval or SPAC Recommendation, or (ix) by the Seller or SPAC in case of certain material breaches of representations, warranties or covenants by the other Party resulting in a closing condition not being satisfied (with 30 days cure right).

The foregoing description of the Business Combination Agreement and the Merger do not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the parties to the Business Combination Agreement made to each other as of the date of the Business Combination Agreement, the Closing Date and other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were and will be solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Registration Statement / Proxy Statement

As promptly as practicable after the execution and delivery of the Business Combination Agreement, PubCo will prepare and file, and SPAC and VEON Holdings will assist and cooperate with the filing of, a registration statement on Form F-4 with the SEC (such registration (including the Proxy Statement) as amended or supplemented, the “Registration Statement / Proxy Statement”), which will include a proxy statement to be sent to SPAC Shareholders in advance of the Special Meeting for the purposes of (i) registering under the Securities Act, to the extent permitted by applicable rules and regulations of the SEC, the PubCo Common Shares to be issued in connection with the Merger and the Sale (including any PubCo Common Shares to be issued upon exercise of the SPAC Public Warrants assumed by PubCo), (ii) providing SPAC Shareholders with notice of the opportunity to redeem their shares of SPAC Class A Ordinary Shares in accordance with Article 49.5 of the SPAC Governing Documents, and (iii) soliciting proxies from holders of shares of SPAC Class A Ordinary Shares to vote at the Special Meeting in favor of the adoption of the Business Combination Agreement and approval of the Transactions, the authorization of the Plan of Merger, the approval of the Merger, other proposals the Parties deem necessary or appropriate to consummate the Transactions and the adoption and approval of a proposal for the postponement or adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing, all in accordance with and as required by the SPAC Governing Documents, applicable Laws, and any applicable rules and regulations of the SEC and Nasdaq. The Registration Statement / Proxy Statement will also include a prospectus relating to, among other things, the PubCo Common Shares to be issued to SPAC’s shareholders who do not exercise their redemption rights in connection with the Merger and the PubCo Common Shares issuable upon exercise of the SPAC Public Warrants to be assumed by PubCo in connection with the Business Combination Agreement.

Stock Exchange Listing

Through the Closing, SPAC will use its reasonable best efforts to ensure SPAC remains listed as a public company on, and for SPAC Class A Ordinary Shares to be listed on, Nasdaq. Prior to the Closing Date, PubCo shall apply for (and VEON Holdings and SPAC shall reasonably cooperate with PubCo with respect thereto), and each shall use reasonable best efforts to, cause the Registration Shares issued in connection with the Transactions to be approved for listing on Nasdaq and accepted for clearance by the Depository Trust Company, subject to official notice of issuance, at Closing.

Certain Related Agreements

SPAC Support Agreement

In connection with the execution of the Business Combination Agreement, SPAC, Cohen Circle Sponsor I, LLC (“CCS I”), Cohen Circle Advisors I, LLC (“CCA I,” and together with CCS I, the “Sponsors”), Cantor Fitzgerald & Co. (“Cantor” and together with the Sponsors, collectively, the “Voting Parties” and individually each, a “Voting Party”) and Pubco have entered into a SPAC support agreement (the “SPAC Support Agreement”). Pursuant to the SPAC Support Agreement, on the terms and subject to the conditions set forth therein, the Voting Parties have agreed, among other things, to (i) not redeem any Voting Shares (as defined therein) in connection with the vote to approve the SPAC Shareholder Matters; (ii) vote in favor of the Merger and the Business Combination Agreement and the other Transactions and against any alternative transaction; (iii) during the term of the SPAC Support Agreement, not to transfer any of such party’s Voting Shares except as permitted thereby; (iv) waive appraisal and dissenters’ rights with respect to the Merger; and (v) contingent upon the Closing, waive certain anti-dilution provisions contained in the SPAC Governing Documents in connection with the Merger. The SPAC Support Agreement will terminate in its entirety, and be of no further force or effect, upon the earliest to occur of (i) the Merger Effective Time and (ii) the date on which the Business Combination Agreement is terminated for any reason in accordance with its terms.

The foregoing description of the SPAC Support Agreement is qualified in its entirety by reference to the full text of the SPAC Support Agreement, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Agreement

In connection with the execution of the Business Combination Agreement, SPAC, the Sponsors, Cantor, PubCo and the Seller have entered into a sponsor agreement (the “Sponsor Agreement”), pursuant to which on the Closing Date, effective immediately prior to the Merger Effective Time and conditioned upon the Closing, (i) the Sponsors have agreed to irrevocably surrender for cancellation and forfeit to SPAC the Forfeited Sponsor Shares (as defined in the Sponsor Agreement) and (ii) CCS I and Cantor have agreed to irrevocably surrender for cancellation and forfeit to SPAC each of their respective Forfeited Sponsor Warrants (as defined in the Sponsor Agreement). The Sponsor Agreement also provides for (i) certain restrictions on the transfer of certain PubCo Common Shares to be issued to the Sponsors at Closing (the “Sponsor Lock-up Securities”), subject to certain permitted transfers as set forth therein and (ii) certain vesting conditions on certain PubCo Common Shares to be issued to the Sponsors at Closing (the “Vesting Securities”), in each case as further described below and on the terms and subject to the conditions set forth in the Sponsor Agreement.

Pursuant to the Sponsor Agreement, effective at the Merger Effective Time, the Sponsors shall not Transfer (as defined in the Sponsor Agreement) any of the Sponsor Lock-up Securities until the earlier of: (i) the date that is 180 days following the Closing Date; (ii) the first date on which the Securities Price (as defined in the Sponsor Agreement) meets or exceeds $13.50 for 20 Trading Days (as defined in the Sponsor Agreement) out of any consecutive 30 Trading Days (but no earlier than the date that is 90 days after the Closing Date); and (iii) immediately prior to (but conditioned upon) the occurrence of a Liquidation Event (as defined in the Sponsor Agreement), in each case except to a Permitted Transferee (as defined in the Sponsor Agreement) as expressly permitted by the Sponsor Agreement.

Pursuant to the Sponsor Agreement, from and after the Closing, the Vesting Securities shall be unvested and are subject to vesting and forfeiture as follows: (i) the First Vesting Tranche Securities (as defined in the Sponsor Agreement) shall immediately vest and no longer be subject to forfeiture on the first date that the Securities Price meets or exceeds $15.00 for 20 Trading Days out of any consecutive 30 Trading Days, if such date occurs before the second anniversary of the Closing Date; and (ii) the Second Vesting Tranche Securities (as defined in the Sponsor Agreement) shall immediately vest and no longer be subject to forfeiture on the first date that the Securities Price meets or exceeds $20.00 for 20 Trading Days out of any consecutive 30 Trading Days, if such date occurs before the fifth anniversary of the Closing Date. If the First Vesting Tranche Securities and/or the Second Vesting Tranche Securities become subject to forfeiture, such securities shall be surrendered with no consideration.

The foregoing description of the Sponsor Agreement is qualified in its entirety by reference to the full text of the Sponsor Agreement, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Seller Lock-up Agreement

In connection with the execution of the Business Combination Agreement, the Seller, the Sponsors, and PubCo have entered into a lock-up agreement (the “Seller Lock-up Agreement”), which, among other things, provides for certain restrictions on the transfer of certain PubCo Common Shares by the Seller (the “Seller Lock-up Securities”) following the Closing, as further described below and subject to the terms and conditions set forth in the Seller Lock-up Agreement.

Pursuant to the Seller Lock-up Agreement, effective at the Merger Effective Time, the Seller shall not Transfer (as defined in the Seller lock-up Agreement) any of the Seller Lock-up Securities until the earlier of: (i) the date that is 180 days following the Closing Date; (ii) the first date on which the Securities Price (as defined in the Seller Lock-up Agreement) meets or exceeds $13.50 for 20 Trading Days (as defined in the Seller Lock-up Agreement) out of any consecutive 30 Trading Days (but no earlier than the date that is 90 days after the Closing Date); and (iii) immediately prior to (but conditioned upon) the occurrence of a Liquidation Event (as defined in the Seller Lock-up Agreement), in each case except to a Permitted Transferee (as defined in the Seller Lock-up Agreement) as expressly permitted by the Seller Lock-up Agreement.

The foregoing description of the Seller Lock-Up Agreement is qualified in its entirety by reference to the full text of the Seller Lock-up Agreement, a form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 18, 2025, SPAC and PubCo issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that SPAC and Pubco have prepared for use in connection with the Business Combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, are furnished and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and will not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, PubCo intends to file with the SEC a registration statement on Form F-4, which will include a preliminary prospectus/proxy statement and other relevant documents, which will be distributed to the Company’s shareholders in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities of PubCo to be issued in connection with the Business Combination.

THIS CURRENT REPORT ON FORM 8-K IS NOT A SUBSTITUTE FOR THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS OR ANY OTHER DOCUMENT THAT THE COMPANY WILL SEND TO ITS SHAREHOLDERS IN CONNECTION WITH THE BUSINESS COMBINATION.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (when available) will be mailed to the Company’s shareholders as of a record date to be established for voting on the Business Combination. The Company’s shareholders will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Cohen Circle Acquisition Corp. I, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

Participants in the Solicitation

The Company, the Kyivstar Group, the Seller, and VEON, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the directors and officers of the Company, the Kyivstar Group and VEON in the registration statement on Form F-4 to be filed with the SEC by PubCo, which will include the proxy statement of the Company for the Business Combination. Information about the Company’s directors and executive officers is also available in the Company’s filings with the SEC.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination among the Company, PubCo and Kyivstar, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company.

These statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements relating to, among other things, the Business Combination, the expected timing of closing of the Business Combination, the expected impact of the Business Combination, including PubCo being the first U.S.-listed pure play Ukrainian investment opportunity, potential investor interest and the percentage of VEON’s ownership interest in the equity of PubCo following the closing of the Business Combination. These statements are based VEON, the Company and Kyivstar on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Kyivstar’s, PubCo’s, VEON’s or the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements in this Current Report on Form 8-K, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination (including as a result of a termination of the Business Combination Agreement and/or any related agreements between the relevant parties); the outcome of any legal proceedings that may be instituted against the Company, Kyivstar or VEON, any of its subsidiaries or others following the announcement of the Business Combination; the inability to complete the Business Combination due to the failure to obtain the necessary shareholder approvals or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination or the business combination contemplated thereunder that may be required or appropriate as a result of applicable laws or regulations; the decision by the SEC to deem effective the Registration Statement; the ability to meet the Nasdaq listing standards upon closing of the Business Combination and admission of PubCo for trading on the Nasdaq; the risk that the Business Combination disrupts current plans and operations of VEON as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of PubCo to grow, retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the escalation or de-escalation of war between Russia and Ukraine and other risks and uncertainties expected to be set forth in the Registration Statement to be filed by PubCo with the SEC. Forward-looking statements are inherently subject to risks and uncertainties, many of which VEON, Kyivstar and the Company cannot predict with accuracy and some of which neither VEON, the Company nor Kyivstar might even anticipate. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this filing. VEON and Kyivstar do not undertake to publicly update any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events, except as required by U.S. federal securities laws.

No assurances can be made that the parties will successfully close the Business Combination, or close the Business Combination on the timeframe currently contemplated. The Business Combination is subject to the approval of the Company’s shareholders, the filing of the Registration Statement with and subsequent approval by the SEC, as well as other regulatory approvals and customary conditions to closing.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities in respect of the Business Combination. This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1†	Business Combination Agreement, dated as of March 18, 2025, by and among Cohen Circle Acquisition Corp. I, Kyivstar Group Ltd., VEON Amsterdam B.V., VEON Holdings B.V., and Varna Merger Sub Corp.

10.1†	SPAC Support Agreement, dated as of March 18, 2025, by and among Cohen Circle Acquisition Corp. I, Cohen Circle Sponsor I, LLC, Cohen Circle Advisors I, LLC, Cantor Fitzgerald & Co., and Kyivstar Group Ltd.

10.2†	Sponsor Agreement, dated as of March 18, 2025, by and among Cohen Circle Acquisition Corp. I, Kyivstar Group Ltd., Cohen Circle Sponsor I, LLC, Cohen Circle Advisors I, LLC, Cantor Fitzgerald & Co., and VEON Amsterdam B.V.

10.3†	Seller Lock-up Agreement, dated as of March 18, 2025, by and among Kyivstar Group Ltd., Cohen Circle Sponsor I, LLC, Cohen Circle Advisors I, LLC, and VEON Amsterdam B.V.

99.1**	Press Release, dated March 18, 2025.

99.2**	Investor Presentation, dated March 18, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen Circle Acquisition Corp. I

Date: March 18, 2025	By:	/s/ Betsy Z. Cohen
	Name:	Betsy Z. Cohen
	Title:	President and Chief Executive Officer